SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 10, 2018

GM Financial Consumer Automobile Receivables Trust 2018-4

(Exact name of registrant as specified in its charter)

AFS SenSub Corp.

(Exact name of depositor as specified in its charter)

AmeriCredit Financial Services, Inc.

(Exact name of sponsor as specified in its charter)

Delaware	333-220233-04	83-6313540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc. Attention: Frank E. Brown III, Esq. 801 Cherry Street, Suite 3500 Fort Worth, Texas		76102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

AFS SenSub Corp. (“AFS SenSub”), as depositor, and AmeriCredit Financial Services, Inc. d/b/a GM Financial (“GM Financial”), as sponsor, have caused a newly formed issuing entity, GM Financial Consumer Automobile Receivables Trust 2018-4 (the “Issuing Entity”), to issue $229,000,000 Class A-1 2.45750% Asset Backed Notes (the “Class A-1 Notes”), $422,000,000 Class A-2-A 2.93% Asset Backed Notes (the “Class A-2-A Notes”), $453,000,000 Class A-3 3.21% Asset Backed Notes (the “Class A-3 Notes”), $91,610,000 Class A-4 3.32% Asset Backed Notes (the “Class A-4 Notes”), $20,320,000 Class B 3.45% Asset Backed Notes (the “Class B Notes”), $19,050,000 Class C 3.62% Asset Backed Notes (the “Class C Notes” and together with the Class A-1 Notes, the Class A-2-A Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes, the “Publicly Offered Notes”), $15,870,000 Class D 0.00% Asset Backed Notes (the “Class D Notes” and together with the Publicly Offered Notes, the “Notes”), and an Asset Backed Certificate (the “Certificate”), on October 10, 2018 (the “Closing Date”). The Publicly Offered Notes are registered under the Registration Statement. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements to be executed in connection with the issuance of the Publicly Offered Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Publicly Offered Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of “prime” automobile loan contracts (the “Receivables”) secured by new and used automobiles, light duty trucks and utility vehicles. The Publicly Offered Notes were sold to Wells Fargo Securities, LLC (“Wells Fargo” or the “Representative”), BMO Capital Markets Corp., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Goldman Sachs & Co. LLC, Scotia Capital (USA) Inc. and TD Securities (USA) LLC, pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated as of October 2, 2018 (the “Underwriting Agreement”), among GM Financial, AFS SenSub and the Representative.

Item 8.01.	Other Events.

The Issuing Entity was formed, and the Certificate was issued, pursuant to the Trust Agreement, attached hereto as Exhibit 4.2, dated as of August 20, 2018, as amended and restated as of October 10, 2018 (the “Trust Agreement”), between AFS SenSub and Wilmington Trust Company (“WTC”), as Owner Trustee. The Notes were issued pursuant to the Indenture, attached hereto as Exhibit 4.1, dated as of October 10, 2018 (the “Indenture”), between the Issuing Entity and The Bank of New York Mellon (“BNYM”), as Trustee and Trust Collateral Agent.

AFS SenSub purchased the Receivables from GM Financial pursuant to the Purchase Agreement, attached hereto as Exhibit 10.1, dated as of October 10, 2018 (the “Purchase Agreement”), between GM Financial and AFS SenSub. The Issuing Entity purchased the Receivables from AFS SenSub pursuant to the Sale and Servicing Agreement, attached hereto as Exhibit 4.3, dated as of October 10, 2018 (the “Sale and Servicing Agreement”), among the Issuing Entity, AFS SenSub, GM Financial and BNYM, as Trust Collateral Agent.

GM Financial, as Servicer, has agreed to perform servicing duties with regard to the Receivables pursuant to the Sale and Servicing Agreement and has also agreed to serve as custodian of the Receivables pursuant to the Sale and Servicing Agreement.

The Issuing Entity has engaged Clayton Fixed Income Services LLC (“Clayton”) as Asset Representations Reviewer pursuant to the Asset Representations Review Agreement, attached hereto as Exhibit 10.6, dated as of October 10, 2018 (the “Asset Representations Review Agreement”), among the Issuing Entity, GM Financial, as Servicer, and Clayton, as Asset Representations Reviewer. The Asset Representations Reviewer has agreed to perform reviews of certain Receivables for compliance with the representations and warranties made by GM Financial and AFS SenSub about the Receivables.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)    Not applicable.

(b)    Not applicable.

(c)    Not applicable.

(d)    Exhibits:

1.1     Underwriting Agreement, dated as of October  2, 2018, among GM Financial, as Sponsor, AFS SenSub, as Seller, and the Representative (see Exhibit 1.1 to Form 8-K filed on October 4, 2018, in connection with Registration Statement Nos. 333-220233 and 333-220233-04, which is incorporated by reference herein).

4.1    Indenture, dated as of October  10, 2018, between the Issuing Entity and BNYM, as Trustee and Trust Collateral Agent.

4.2     Amended and Restated Trust Agreement, dated as of October 10, 2018, between AFS SenSub and WTC, as Owner Trustee.

4.3     Sale and Servicing Agreement, dated as of October  10, 2018, among the Issuing Entity, GM Financial, as Servicer, AFS SenSub and BNYM, as Trust Collateral Agent.

5.1     Opinion of Katten Muchin Rosenman LLP with respect to validity (see Exhibit 5.1 to Form 8-K filed on October  10, 2018, in connection with Registration Statement Nos. 333-220233 and 333-220233-04, which is incorporated by reference herein).

8.1     Opinion of Katten Muchin Rosenman LLP with respect to tax matters (see Exhibit 8.1 to Form 8-K filed on October  10, 2018, in connection with Registration Statement Nos. 333-220233 and 333-220233-04, which is incorporated by reference herein).

10.1    Purchase Agreement, dated as of October  10, 2018, between GM Financial, as Seller, and AFS SenSub, as Purchaser.

10.6     Asset Representations Review Agreement, dated October 10, 2018, among the Issuing Entity, GM Financial, as Servicer, and Clayton, as Asset Representations Reviewer.

10.7     Second Amended and Restated Servicing Agreement, dated as of January  1, 2006, between AmeriCredit Financial Services, Inc. and General Motors Financial of Canada, Ltd. (see Exhibit 10.3 to Form SF-3/A filed on October 16, 2017, in connection with Registration Statement No. 333-220233, which is incorporated by reference herein).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GM FINANCIAL CONSUMER AUTOMOBILE RECEIVABLES TRUST 2018-4

By:	AmeriCredit Financial Services, Inc. d/b/a GM
Financial, as Servicer

By:	/s/ Frank E. Brown III

Name:	Frank E. Brown III
Title:	Senior Vice President, Corporate Counsel and Secretary

Dated: October 11, 2018

4